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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 1, 2008



                 BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.
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             (Exact name of Registrant as specified in its charter)


             Delaware                1-13817              11-2908692
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(State or other jurisdiction of    Commission          (I.R.S. Employer
 incorporation or organization)    File Number        Identification No.)



     7908 N. Sam Houston Parkway W.
               5th Floor
             Houston, Texas                                  77064
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(Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (281) 931-8884



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              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02  Departure of Directors or Certain Officers; Election of Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         Effective June 1, 2008, Boots & Coots International Well Control, Inc. (the "Company") appointed Dewitt Edwards Chief Operating Officer. Mr. Edwards, 49, has served in various capacities for the Company since September 1998. Most recently, since June 30, 2006, Mr. Edwards has served as Executive Vice President. From April 2005 to June 2006, Mr. Edwards served as Senior Vice President--Finance and was the Company's principal financial officer. Mr. Edwards served as a consultant to the Company from May 2002 to April 2005, working on initiatives to refinance the Company's obligations and improve its overall capital structure and liquidity. From September 1998 to May 2002, Mr. Edwards was employed by the Company as Executive Vice President. Before joining the Company, Mr. Edwards had been employed by Halliburton Energy Services for 19 years where he served in positions of increasing authority, including Mid-Continent area manager and North America resource manager.

         Also effective June 1, 2008, the Compensation Committee of the Board of Directors of the Company authorized restricted stock awards to Jerry Winchester, the Company's Chief Executive Officer, and Mr. Edwards in the amount of 150,000 shares and 50,000 shares, respectively, under the Company's 2004 Long-Term Incentive Plan. The shares of restricted stock will vest in four equal annual installments from the date of grant.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this current report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         BOOTS & COOTS INTERNATIONAL WELL
                                         CONTROL, INC.



Date: June 3, 2008                       By: /s/ JERRY WINCHESTER
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                                             Jerry Winchester
                                             Chief Executive Officer